RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

Retail Share Class

(Ticker Symbol RNCOX)

Institutional Share Class

(Ticker Symbol RNCIX)

June 3, 2025

SUPPLEMENT TO PROSPECTUS DATED

January 28, 2025

The RiverNorth Core Opportunity Fund to convert to an Exchange Traded Fund.

As communicated earlier, the Board of Trustees (the "Board") of RiverNorth Funds unanimously voted to approve, subject to shareholder approval, an Agreement and Plan of Reorganization and Termination (the “Plan”) to reorganize the RiverNorth Core Opportunity Fund (the “Fund”) into the RiverNorth Active Income ETF, an exchange traded fund (“Acquiring Fund”) which will be a series of the Elevation Series Trust (the “Reorganization”).

A Special Meeting of shareholders of the Fund will be held on or about August 4, 2025, at which shareholders of the Fund will be asked to consider and approve the Plan. Shareholders of record of the Fund as of June 5, 2025 will be entitled to vote and should expect to receive a prospectus providing more information about the Acquiring Fund and a proxy statement describing the proposed Reorganization.  If approved by shareholders, the Reorganization is expected to occur early in the third quarter of 2025.

The Plan approved by the Board of Trustees also contains provisions for the merging of the Fund’s Class I share class into the Class R share class which will take place on or about July 7, 2025 and the termination of the Fund’s Class R share Rule 12b-1 plan which will occur on June 30, 2025.

Also, the Fund will no longer accept investments from direct shareholders after June 6, 2025. Any additional purchases will need to be made through intermediaries who have a selling agreement with the Fund.

Additional information regarding the proposed Reorganization will be included in the upcoming proxy materials and additional supplements to the Fund’s prospectus.

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.